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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 28, 1997



                        FIRST EMPIRE STATE CORPORATION

            (Exact name of registrant as specified in its charter)



                                   NEW YORK

                (State or other jurisdiction of incorporation)


              1-9861                                 16-0968385

     (Commission File Number)                     (I.R.S. Employer
                                                 Identification No.)


               One M&T Plaza, Buffalo, New York           14240
           (Address of principal executive offices)     (Zip Code)


      Registrant's telephone number, including area code: (716) 842-5445


                               (NOT APPLICABLE)

        (Former name or former address, if changed since last report)


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    ITEM 5. OTHER EVENTS.

    On October 28, 1997, First Empire State Corporation ("First Empire") announced that it had entered into a definitive agreement with ONBANCorp, Inc. ("OBC"), Syracuse, New York, pursuant to which OBC, a bank holding company, will be acquired by First Empire upon the satisfaction of a number of conditions. Upon consummation of the transaction, OnBank & Trust Co., OBC's commercial bank subsidiary, and Franklin First Savings Bank, OBC's savings bank subsidiary, will be merged into Manufacturers and Traders Trust Company ("M&T Bank"), First Empire's commercial bank subsidiary.

    OnBank & Trust Co. operates 58 banking offices in the Syracuse, Rochester and Albany areas of New York State. Franklin First Savings Bank operates 19 banking offices in Northeastern Pennsylvania. At September 30, 1997, OBC reported approximately $5.5 billion in assets. OBC's common stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (File No. 0-18011). Additional information concerning OBC is on file with the Securities and Exchange Commission.

    Each share of OBC Common Stock outstanding at the time the acquisition is consummated will be converted into either 0.161 shares of common stock of First Empire (and cash in lieu of fractional shares) or the right to receive $69.50 in cash as provided in the Agreement and Plan of Merger (the "Merger Agreement") set forth as Annex A to the Agreement and Plan of Reorganization (the "Reorganization Agreement"), dated as of October 28, 1997, by and among First Empire, OBC and Olympia Financial Corp. ("Olympia"). A copy of the Reorganization Agreement is filed as Exhibit 2 hereto and is incorporated herein by reference. Under the Merger Agreement, the total number of shares of OBC Common stock to be converted into shares of common stock of First Empire in the acquisition shall not be less than 7,627,083 shares or more than 8,898,264 shares. The right to receive shares of common stock of First Empire is subject to the allocation and election procedures set forth in the Merger Agreement. As of October 28, 1997, there were 12,712,981 shares of OBC Common Stock issued and outstanding.

    Consummation of the transaction is subject to a number of conditions, including regulatory approvals and the approval of First Empire's and OBC's respective stockholders. Subject to the satisfaction of all conditions, it is anticipated that the transaction will be completed in early 1998.

    Following the consummation of the transaction, Mr. Robert Bennett, chairman and chief executive officer of OBC will be elected chairman of the board of directors of First Empire and vice chairman of M&T Bank. Four other directors of OBC will join Mr. Bennett on First Empire's and M&T Bank's board of directors.


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    Mr. Robert G. Wilmers will continue as president and chief executive officer of First Empire and chairman of M&T Bank.

    Contemporaneous with the execution and delivery of the definitive agreement described above, OBC granted First Empire a stock option (the "Stock Option") to acquire up to 19.9% of the outstanding shares of common stock of OBC under certain conditions. A copy of the Stock Option Agreement, dated as of October 28, 1997, by and among First Empire, OBC and Olympia granting the Stock Option is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

    The press release issued by First Empire and OBC with respect to the announcement of the transaction described herein is filed as Exhibit 99.2 hereto and incorporated herein by reference. Also filed as Exhibit 99.3 hereto and incorporated herein by reference are excerpts from a presentation given by First Empire to investment analysts on October 29, 1997.

    The press release and the portions of the analysts presentation incorporated herein by reference contain forward-looking statements with respect to the financial condition, results of operations and business of First Empire and, assuming the consummation of the acquisition, a combined First Empire/OBC including statements relating to: (a) the cost savings and accretion to reported earnings that will be realized from the acquisition; (b) the impact of the acquisition on revenues; and (c) the restructuring charges expected to be incurred in connection with the acquisition. With respect to the portions of the analysts presentation, it should be noted that among other things: (a) the pro forma information set forth therein is based on the full-year 1998, even though First Empire and OBC will be operating on a combined basis for less than the full 12 months; (b) information set forth in the presentation reflects the median of estimates made by third-party analysts and not the internal assumptions of First Empire; and (c) the information set forth in the presentation reflects certain assumptions as to capital generating activities and asset restructuring. The forward- looking statements in the press release and the analysts presentation involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) expected cost savings from the acquisition cannot be fully realized or realized within the expected time frame; (2) revenues following the acquisition are lower than expected; (3) competitive pressure among depository institutions increases significantly; (4) costs or difficulties related to the integration of the business of First Empire and OBC are greater than expected;
(5) changes in the interest rate environment reduce interest margins; (6) general economic


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conditions, either nationally or in the states in which the combined company will be doing business, are less favorable than expected; (7) legislation or regulatory requirements or changes adversely affect the business in which the combined company would be engaged; or (8) other "Future Factors" enumerated in First Empire's Annual Report on Form 10-K for the year ended December 31, 1996 and incorporated herein by reference. First Empire assumes no responsibility to update these statements after the date hereof.

    The foregoing descriptions of and references to all of the above-mentioned agreements and documents are qualified in their entirety by reference to the complete texts of the agreements and documents that are filed herewith and incorporated herein by reference.

    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    The following exhibits are filed herewith or incorporated herein by reference:

EXHIBIT NO.
-----------
        2 Agreement and Plan of Reorganization dated as of October 28, 1997, by and among First Empire State Corporation, Olympia Financial Corp. and ONBANCorp, Inc.

       99.1 Stock Option Agreement dated as of October 28, 1997 by and between First Empire State Corporation and ONBANCorp, Inc.

       99.2    Joint Press Release, dated October 28, 1997

       99.3    Excerpts from Analysts Presentation


                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FIRST EMPIRE STATE CORPORATION


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                                            By: /s/Michael P. Pinto
                                                -----------------------------
Date: November __, 1997                         Michael P. Pinto
                                                Executive Vice President and
                                                Chief Financial Officer



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

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



    Report Dated: October 28, 1997           Commission File Number: 1-9861



                        FIRST EMPIRE STATE CORPORATION
            (Exact name of registrant as specified in its charter)



                                   EXHIBITS


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                                 EXHIBIT INDEX

EXHIBIT NO.
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        2      Agreement and Plan of Reorganization dated as of
               October 28, 1997, by and among First Empire State
               Corporation, Olympia Financial Corp. and ONBANCorp, Inc.

       99.1 Stock Option Agreement dated as of October 28, 1997 by and between First Empire State Corporation and ONBANCorp, Inc.

       99.2    Joint Press Release, dated October 28, 1997

       99.3    Excerpts from Analysts Presentation


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